VIRTUALSCOPICS, INC.

INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
(Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the acquisition transaction of VirtualScopics, LLC (“VirtualScopics”). On November 4, 2005, ConsultAmerica, Inc. (“ConsultAmerica”), a public shell corporation, acquired substantially all of the assets and liabilities of VirtualScopics. As a result of the transaction, the former owners of VirtualScopics became the controlling stockholders of ConsultAmerica. Accordingly, the acquisition of VirtualScopics by ConsultAmerica is a reverse acquisition that has been accounted for as a recapitalization of VirtualScopics. The transaction is more fully described in Note 7 to the June 30, 2005 unaudited condensed financial statements.

The following unaudited pro forma condensed combined balance sheet combines the balance sheet of ConsultAmerica with VirtualScopics as of June 30, 2005, as if the recapitalization of VirtualScopics occurred on that date. The following unaudited pro forma condensed combined statements of operations combine the results of operations of ConsultAmerica with VirtualScopics for the six months ended June 30, 2005 and for the year ended December 31, 2004 as if the aforementioned transaction had occurred at the beginning of the respective periods.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate historical financial statements of VirtualScopics, appearing elsewhere herein, and the historical financial statements of ConsultAmerica, as filed and included in Form 10-QSB for the quarterly periods ended February 28, 2005, November 30, 2004 and November 30, 2003 and Form 10-KSB for the annual periods ended August 31, 2005 and August 31, 2004. The fiscal year end of VirtualScopics and ConsultAmerica is December 31 and August 31, respectively. Due to different fiscal year ends, the pro forma condensed statement of income of ConsultAmerica was brought up to within 93 days of the most recent fiscal year end of VirtualScopics (Note 2). These unaudited pro forma condensed combined financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on June 30, 2005, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

VIRTUALSCOPICS, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET
(Unaudited)

JUNE 30, 2005

				Pro Forma Adjustments			Pro Forma
	VirtualScopics	ConsultAmerica		VirtualScopics		ConsultAmerica	Combined
	(a)	(b)				(c)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,303,124	$3,045		$3,073,936	(d)	$(3,045)	$4,377,060
Accounts receivable	208,574	—		—		—	208,574
Prepaid expenses and other assets	185,294	—		—		—	185,294

Total Current Assets	1,696,992	3,045		3,073,936		(3,045)	4,770,928

PATENTS, Net	1,830,518	—		—		—	1,830,518

PROPERTY AND EQUIPMENT, Net	320,009	28,734		—		(28,734)	320,009

OTHER ASSETS	636,304	—		—		—	636,304

TOTAL ASSETS	$4,483,823	$31,779		$3,073,936		$(31,779)	$7,557,759

LIABILITIES AND MEMBERS’/STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Notes payable, including accrued
interest	$72,000	$—		$—		$—	$72,000
Accounts payable and accrued expenses	492,393	63,000		—		(63,000)	492,393
Unearned revenue	332,422	—		—		—	332,422

Total Current Liabilities	896,815	63,000		—		(63,000)	896,815

OTHER LIABILITIES
Notes payable - noncurrent	243,122	—		—		—	243,122

TOTAL LIABILITIES	1,139,937	63,000		—		(63,000)	1,139,937

COMMITMENTS

MEMBERS’/STOCKHOLDERS’ EQUITY
Series A convertible preferred stock,
$0.001 par value; liquidation preference
$1,000 per share; 15,000,000 shares authorized;
4.084.488 issued and outstanding (h)	—	—		4		—	4
Common stock, $0.001 par value; 85,000,000
shares authorized; 21,889,071 shares issued
and outstanding (e)	—	75,000	(f)	17,327	(i)	(70,438) (k)	21,889
Additional paid-in capital	—	(65,000)	(f)	6,400,491	(j)	60,438 (k)	6,395,929
Members’ contributions	11,239,534	—		(11,239,534)	(g)	—	—
Accumulated deficit	(7,895,648)	(41,221)		7,895,648	(g)	41,221	—

TOTAL MEMBERS’/STOCKHOLDERS’ EQUITY	3,343,886	(31,221)		3,070,936		31,221	6,417,822

TOTAL LIABILITIES AND
MEMBERS’/STOCKHOLDERS’ EQUITY	$4,483,823	$31,779		$3,070,936		$(31,779)	$7,557,759

See notes to pro forma condensed combined financial statements.

VIRTUALSCOPICS, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2005

			Pro Forma Adjustments			Pro Forma
	VirtualScopics	ConsultAmerica	VirtualScopics	ConsultAmerica		Combined
	(a)	(b)		(c)

NET SALES	$1,689,983	$39,869	$—	$(39,869)		$1,689,983

COST OF SERVICES	1,107,486	—	_ —	—		1,107,486

GROSS PROFIT	582,497	39,869	—	(39,869)		582,497

OPERATING EXPENSES
Research and development	486,934	—	—	—		486,934
Sales and marketing	270,238	—	—	—		270,238
General and administrative	891,659	53,487	—	(53,487)		891,659
Write off of note receivable	—	27,000	—	27,000		—
Cost of registration process	—	55,000	—	(55,000)		—

TOTAL OPERATING EXPENSES	1,648,821	135,487	—	(135,487)		1,648,821

OTHER INCOME
Interest income	14,013	—	—	—		14,013
Interest expense	(12,369)	—	—	—		(12,369)

TOTAL OTHER INCOME (EXPENSE)	1,644	—	—	—		1,644

(LOSS) INCOME BEFORE
INCOME TAXES	(1,064,680)	(95,618)	—	95,618		(1,064,680)

PROVISION FOR INCOME TAXES	—	(25,993)	—	25,993		—

NET (LOSS) INCOME	$(1,064,680)	$(69,625)	$—	$69,625		$(1,064,680)

NET LOSS PER SHARE
Net loss per share - basic and diluted		$(0.00)				$(0.05)

Weighted average shares outstanding -
basic and diluted		75,000,000		(70,537,500	)(d)	21,889,071
				100,000	(d)
				17,326,571	(d)

See notes to pro forma condensed combined financial statements.

VIRTUALSCOPICS, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
(Unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2004

			Pro Forma Adjustments			Pro Forma
	VirtualScopics	ConsultAmerica	VirtualScopics	ConsultAmerica		Combined
	(a)	(b)		(c)

NET SALES	$2,516,351	$125,979	$—	$125,979		$2,516,351

COST OF SERVICES	1,563,980	—	—	—		1,563,980

GROSS PROFIT	952,371	125,979	—	(125,979)		952,371

OPERATING EXPENSES
Research and development	1,238,665	—	—	—		1,238,665
Sales and marketing	496,360	—	—	—		496,360
General and administrative	1,566,835	66,471	—	(66,471)		1,566,835
Cost of registration process	—	55,000	—	(55,000)		—
Offering costs	—	—	1,010,552 (c)	—		1,010,552

TOTAL OPERATING EXPENSES	3,301,860	121,471	1,010,552	(121,471)		4,312,412

OTHER INCOME (EXPENSE)
Interest income	27,440	—	—	—		27,440
Interest expense	(29,037)	—	—	—		(29,037)

TOTAL OTHER EXPENSE	(1,597)	—	—	—		(1,597)

(LOSS) INCOME BEFORE
INCOME TAXES	(2,351,086)	4,508	(1,010,552)	(4,508)		(3,361,638)

NET (LOSS) INCOME	(2,351,086)	4,508	(1,010,552)	(4,508)		(3,361,638)

DEEMED DIVIDEND FROM
BENEFICIAL CONVERSION OF
PREFERRED STOCK	—	—	(3,188,406) (e)	—		(3,188,406)

NET (LOSS) INCOME APPLICABLE
TO COMMON STOCK	$(2,351,086)	$4,508	$(4,198,958)	$(4,508)		$(6,550,044)

NET (LOSS) EARNINGS PER SHARE
Net (loss) income per share - basic and
diluted		$(0.00)				$(0.30)

Weighted average shares outstanding -
basic and diluted		75,000,000		(70,537,500	)(d)	21,889,071
				100,000	(d)
				17,326,571	(d)

See notes to pro forma condensed combined financial statements.

VIRTUALSCOPICS, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)

NOTE 1 - Acquisition

VirtualScopics, LLC (“VirtualScopics”) entered into a merger agreement with ConsultAmerica, Inc. (“ConsultAmerica”), a public shell corporation, whereby 17,326,571 shares of ConsultAmerica were exchanged for substantially all of the assets and liabilities of VirtualScopics. Accordingly, the acquisition of VirtualScopics by ConsultAmerica is a reverse acquisition that has been accounted for as a recapitalization of VirtualScopics. The Board of Directors approved the change in the name of ConsultAmerica to VirtualScopics, Inc.

NOTE 2 - Pro Forma Adjustments

The pro forma adjustments to the condensed balance sheet give effect to the recapitalization of VirtualScopics as if the transactions had occurred on June 30, 2005.

Balance Sheet - June 30, 2005

a.     Derived from the unaudited balance sheet of VirtualScopics as of June 30, 2005.

b.     Derived from the unaudited balance sheet of ConsultAmerica as of August 31, 2005.

c.	Adjusted for the assets and liabilities of ConsultAmerica not retained in the merger.

d.
Concurrent with the merger, ConsultAmerica concluded the sale of 4,084.488 units consisting of 4,084.488 shares of Series A preferred stock that are each convertible into 400 shares of common stock at the offering price of $1,000 per unit (the “offering”). In addition, each unit was issued a four-year warrant to purchase 200 shares of common stock at an exercise price of $4.00 per share. The offering generated net cash proceeds of $3,073,936 computed as follows:

Proceeds received on sale of preferred stock	$4,084,488
Less: commission	(326,758)
legal and out-of-pocket expenses	(683,794)

$3,073,936

e.
The 21,889,071 shares outstanding of common stock consist of 17,326,571 shares issued to the former owners of VirtualScopics as part of the recapitalization of VirtualScopics and 4,562,500 shares of the owners of ConsultAmerica.

VIRTUALSCOPICS, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)

NOTE 2 - Pro Forma Adjustments, continued

Balance Sheet - June 30, 2005, continued

f.
On September 20, 2005, ConsultAmerica issued a 7.5:1 forward stock split. Prior to this, ConsultAmerica had 10,000,000 shares of common stock with a par value of $0.001 per share. After the forward stock split, there were 75,000,000 shares of common stock outstanding with a par value of $0.001 per share. The adjustment is to account for the increase in the common shares outstanding without a change in the par value per share.

g.	Adjusted for the elimination of members’ contributions and accumulated deficit of VirtualScopics as a result of the conversion of VirtualScopics from a Limited Liability Company to a corporation.

h.	Of the 15,000,000 shares of preferred stock, 8,400 shares have been designated by the board of directors as Series A preferred stock.

i.
Represents the issuance of 17,326,571 shares of common stock of ConsultAmerica with a par value of $0.001 per share to the former owners of VirtualScopics as part of the recapitalization of VirtualScopics.

j.	Represents the amounts in excess of par value of the preferred and common stock, the elimination of the accumulated deficit of VirtualScopics, and the costs related to the offering as shown below:

Amount in excess of par on the issuance of preferred stock	$4,084,484
Amount in excess of par on the issuance of common stock	11,222,207
Elimination of the accumulated deficit of VirtualScopics	(7,895,648)
Offering costs	(1,010,552)

$6,400,491

k.	Adjusted to account for the equity interest of ConsultAmerica represented by 4,562,500 shares of common stock with a par value of $0.001 per share.

VIRTUALSCOPICS, INC.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(Unaudited)

NOTE 2 - Pro Forma Adjustments, continued

Statement of Operations - Six Months Ended June 30, 2005

a.	Derived from the unaudited statement of operations of VirtualScopics for the six months ended June 30, 2005.

b.	Derived from the audited statement of operations of ConsultAmerica for the year ended August 31, 2005 less the six months ended February 28, 2005 (unaudited).

c.	Adjusted for the elimination of income and expense of ConsultAmerica.

d.
On September 20, 2005, ConsultAmerica issued a 7.5:1 forward stock split resulting in a total of 75,000,000 common stock outstanding prior to the merger. Concurrent with the merger, ConsultAmerica redeemed 70,537,500 shares of its common stock for an aggregate consideration of $200 and immediately cancelled those shares and issued additional shares of 100,000 in contemplation of the merger. ConsultAmerica had 4,562,500 shares of common stock outstanding on the closing date with a par value of $0.001 per share. In addition, ConsultAmerica issued 17,326,571 shares of its common stock to the former owners of VirtualScopics as part of the merger agreement.

Statement of Operations - Year Ended December 31, 2004

a.	Derived from the audited statement of operations of VirtualScopics for the year ended December 31, 2004.

b.
Derived from the audited statement of operations of ConsultAmerica for the year ended August 31, 2004 plus the three months ended November 30, 2004 (unaudited) less the three months ended November 30, 2003 (unaudited).

c.	Adjusted for the elimination of income and expense of ConsultAmerica and to reflect the costs of the offering.

d.
On September 20, 2005, ConsultAmerica issued a 7.5:1 forward stock split resulting in a total of 75,000,000 common stock outstanding prior to the merger. Concurrent with the merger, ConsultAmerica redeemed 70,537,500 shares of its common stock for an aggregate consideration of $200 and immediately cancelled those shares and issued additional shares of 100,000 in contemplation of the merger. ConsultAmerica had 4,562,500 shares of common stock outstanding on the closing date with a par value of $0.001 per share. In addition, ConsultAmerica issued 17,326,571 shares of its common stock to the former owners of VirtualScopics as part of the merger agreement.

e.	Adjusted to account for the deemed dividend resulting from the beneficial conversion of the preferred stock.